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                       GT GLOBAL DEVELOPING MARKETS FUND

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1997

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WITH  RESPECT TO GT  GLOBAL DEVELOPING MARKETS FUND,  SALES CHARGE WAIVERS (VII)
AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

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GROST706033M                                                   December 22, 1997